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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                                January 9, 1998
               ------------------------------------------------
               Date of Report (Date of earliest event reported)


                       CONSOLIDATED CAPITAL CORPORATION
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              (Exact name of Registrant Specified in its Charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

                                   000-23421
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                             (Commission File No.)

                                  52-2054952
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                    (I.R.S. Employer Identification Number)

       1747 Pennsylvania Avenue, N.W. Suite 900, Washington, D.C. 20006
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              (Address of principal executive offices) (Zip Code)

                                (202) 955-5490
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             (Registrant's telephone number, including area code)


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Item 5 -- Other Events

     On January 8, 1998, Consolidation Capital Corporation (the "Company") entered into a letter of intent to acquire Service Management USA and certain affiliated companies ("Service Management"), a Sterling, Virginia-based provider of facilities management services. Service Management was founded in 1982 and has become a leading facilities management company specializing in providing janitorial maintenance management services to retailers and industrial and commercial clients in 39 states. Some of Service Management's major clients include the United Parcel Service, K-Mart, Wal-Mart, Target, Sports Authority, CVS, Kroger, Shaw's and Bi-lo grocery stores. Service Management had revenues for the nine months ended September 30, 1997 of approximately $18.8 million.

     The letter of intent with Service Management provides for consideration of $9 million in cash and $3 million payable in shares of Common Stock valued at the closing price of the Common Stock on the date the letter of intent was signed. In addition, there is the potential for the payments of up to an additional $13 million, consisting of 50% in cash and 50% in shares of Common Stock based upon a combination of the earnings before interest and taxes of Service Management during the 12 months subsequent to the Company's completion of the acquisition of Service Management, and the revenues of Service Management, including the revenues of certain identified companies that may be acquired by the Company in the future, during the 24 months subsequent to the completion of the acquisition of Service Management. No assurance can be given that the acquisition of Service Management will be completed on the terms described above.

     The Company is in discussion with additional acquisition candidates and may from time to time enter into letters of intent or agreements in principle with respect to the acquisition of such businesses. No assurance can be given, however, that the Company will complete additional acquisitions.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONSOLIDATION CAPITAL CORPORATION

Dated: January 21, 1998             By: /s/ F. Traynor Beck
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                                       F. Traynor Beck
                                       Executive Vice President, General Counsel
                                          and Secretary